GENTER ETFs

Genter Capital Dividend Income ETF Ticker: GEND	Genter Capital International Dividend ETF Ticker: GENW
Genter Capital Municipal Quality Intermediate ETF Ticker: GENM	Genter Capital Taxable Quality Intermediate ETF Ticker: GENT

Supplement dated June 12, 2026
to the Prospectus and Statement of Additional Information (SAI”)
each dated September 1, 2025
Change in Distributor
The Board of Trustees of the Spinnaker ETF Series approved a change in the Funds’ distributor from Capital Investment Group, Inc. to Paralel Distributors LLC.
Effective on or about June 15, 2026, all references to “Capital Investment Group, Inc.” should be replaced with “Paralel Distributors LLC.”
The paragraph in the section of the Prospectus entitled “Fund Service Providers – Distributor” is replaced in its entirety with the following:
Distributor. Paralel Distributors LLC is the distributor for the Shares (the “Distributor”). The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The section of the SAI entitled “Management – Distributor” is replaced in its entirety with the following:
Distributor. Under the Distribution Agreement between the Trust and Paralel Distributors LLC (the “Distributor”), the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is located at 1700 Broadway, Suite 2100, Denver, Colorado 80290. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands, and the District of Columbia.
The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations. The Advisor, Sub-Advisor, or their Affiliates may, from time to time and from their own resources, pay, defray, or absorb costs relating to distribution, including payments out of their own resources to the Distributor, or to otherwise promote the sale of shares.

The Distributor and its affiliate may receive compensation or reimbursement from the Advisor with respect to any services performed under the distribution agreement, as may be agreed upon by the parties from time to time.
* * * * *
For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.
Investors Should Retain This Supplement for Future Reference